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EXHIBIT 10.56

AMENDMENT NUMBER ONE
TO THE
UNIVERSAL COMPRESSION HOLDINGS, INC.
EMPLOYEE STOCK PURCHASE PLAN

        This Amendment Number One (the "Amendment") to the Universal Compression Holdings, Inc. Employee Stock Purchase Plan (the "Plan") is hereby duly adopted, approved, ratified and confirmed by the Board of Directors of Universal Compression Holdings, Inc., a Delaware corporation (the "Company"). All capitalized terms used herein but not defined herein shall have the meanings set forth in the Plan.

        WHEREAS, the Board of Directors of the Company previously adopted the Plan;

        WHEREAS, Section 9.01 of the Plan reserves to the Company the right to amend the Plan by action of its Board of Directors; and

        WHEREAS, the Company desires to amend the Plan to allow commissions to be included in the pay from which stock can be purchased in accordance with the Plan;

        NOW, THEREFORE, the Board of Directors hereby amends the Plan as follows:

        1.    Section 2.01, "Base Pay" is deleted, and Sections 2.02, 2.03 and 2.04 are hereby amended by renumbering them as Sections 2.01, 2.02 and 2.03, respectively.

        2.    Article II of the Plan is hereby amended by adding the following as a new Section 2.04:

    "Eligible Pay" means regular straight-time earnings, including commissions, but excluding payments for overtime, shift premium, bonuses and other incentive and special payments.

        3.    Section 5.02 of the Plan is hereby amended by deleting the term "Base Pay" everywhere it appears and replacing it with the term "Eligible Pay." In addition, the sentence that begins "In the case of a part-time hourly Employee" is amended to read as follows:

    In the case of a part-time hourly Employee, such Employee's Eligible Pay during an Offering shall be determined by multiplying such Employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such Employee during such Offering and adding any payments received as commissions.

        4.    Section 5.03 of the Plan is hereby amended by deleting the term "Base Pay" everywhere it appears and replacing it with the term "Eligible Pay."

        5.    Section 6.02 of the Plan is hereby amended by deleting the term "Base Pay" everywhere it appears and replacing it with the term "Eligible Pay."

        IN WITNESS WHEREOF, the undersigned, constituting all of the members of the Company's Board of Directors, adopt and declare effective this Amendment on Dec. 20, 2001.

By:	/s/ STEPHEN A. SNIDER Stephen A. Snider Director
By:	/s/ ERNIE L. DANNER Ernie L. Danner Director

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AMENDMENT NUMBER ONE TO THE UNIVERSAL COMPRESSION HOLDINGS, INC. EMPLOYEE STOCK PURCHASE PLAN